UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04739

Virtus Total Return Fund Inc. (fka The Zweig

Fund, Inc.)

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 272-2700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	May 31, 2017

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, or, if necessary, return of capital. The Board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

On a tax basis, the Fund estimates it distributed more than its income and net realized capital gains in the fiscal year to date (See Note 12 in Notes to Financial Statements.) Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be paid from the Fund’s capital and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2017 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Fund is available at www.Virtus.com. Section 19(a) notices are posted on the website at: http://www.virtus.com/our-products/closed-end-fund-details/ZF.

MESSAGE TO SHAREHOLDERS

Dear Virtus Total Return Fund Inc. Shareholder:

I am pleased to share the semiannual report for the Virtus Total Return Fund Inc. (formerly known as The Zweig Fund, Inc.) for the six months ended May 31, 2017.1

This report includes commentary from the fund’s co-portfolio managers, Duff & Phelps Investment Management Co. and Newfleet Asset Management, LLC, on the performance of the markets and their respective equity and fixed income portions of the portfolio during the period, as well as Newfleet’s discussion on the contribution of the options overlay strategy. The results of the annual meeting of shareholders held on June 6, 2017 are also included.

For the six months ended May 31, 2017, the fund’s NAV gained 19.38%, including $0.20 in reinvested distributions. During the same period, the fund’s composite benchmark, consisting of 60% MSCI World Infrastructure Sector Capped Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index, gained 10.27%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 10.97% for the MSCI World Infrastructure Sector Capped Index (net) and a gain of 2.52% for the Bloomberg Barclays U.S. Aggregate Bond Index.

On behalf of Virtus Investment Partners and our affiliated portfolio managers, thank you for your investment. Should you have any questions or require support, the Virtus customer service team is ready to assist at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chief Executive Officer, and Director

Virtus Total Return Fund Inc.

July 2017

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown.

[1]	The Virtus Total Return Fund (NYSE: DCA) was merged with and into The Zweig Fund, Inc. (NYSE: ZF) on April 3, 2017. On that date, the fund name was changed to Virtus Total Return Fund Inc., and the fund has continued to trade under the “ZF” ticker symbol. The fund’s historical performance prior to April 3, 2017 reflects the performance of DCA, which is the accounting survivor of the merger.

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

MAY 31, 2017

About the Fund:

Virtus Total Return Fund Inc. (formerly known as The Zweig Fund, Inc.) (NYSE: ZF) (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income investments. The Fund’s investment objective is capital appreciation, with current income as a secondary objective. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of May 31, 2017, the Fund’s leverage consisted of $105 million of borrowings made pursuant to a line of credit, which represented approximately 25% of the Fund’s total assets.

On March 7, 2017, pursuant to a recommendation from the respective Board of Trustees and Directors, shareholders of Virtus Total Return Fund (the “Merged Fund”) and shareholders of Fund approved the reorganization of the Merged Fund into the Fund. The Fund is the legal surviving entity in the reorganization, while the Merged Fund is the accounting survivor or continuing portfolio for purposes of financial and performance history in the post-reorganization fund.

Manager Comments – Duff & Phelps Investment Management Co. (DPIM)

The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the performance of the Fund’s equity portfolio from December 1, 2016 through May 31, 2017.

How did the equity markets perform during the six months ended May 31, 2017?

For the six months ended May 31, 2017, global equity markets rallied and Europe outperformed the United States, reversing the recent trend of the U.S. leading the way. Europe may finally have turned the corner, as suggested by improving economic growth, rising inflation, and attractive equity valuations. France bucked the trend of unexpected election results with Emmanuel Macron winning the presidential election—an outcome that was generally viewed as positive for the eurozone. However, political risk has not disappeared, as highlighted by the general election outcome in the United Kingdom. Additionally, even though U.S. equity markets continued to post new highs, the gains were tempered somewhat by the tumultuous political environment in Washington and the lack of progress on tax reform.

What factors affected the performance of the Fund’s equity portfolio during the period?

In the first half of the fiscal year, the levered returns on the equity portfolio outperformed the broader world equity market (as measured by the MSCI World Index) (net) and its benchmark (the FTSE Developed Core Infrastructure 50/50 Index). The positive effect from security selection was offset by negative sector allocation. Energy, which is the biggest overweight in the equity portfolio, was the primary detractor to performance as it was the only sector to

(1)	Performance of the Fund prior to April 3, 2017 is based on performance of the Merged Fund, that reorganized with the Fund on that date.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

MAY 31, 2017

decline in the period. After a strong start to the year, midstream pipeline stocks have been dragged down with the price of oil. Stock selection in utilities and transportation contributed positively to performance. Utilities posted strong results in the period, and the equity portfolio benefited despite the underweight position. Transportation was the best performing sector in the equity portfolio. While the Fund owned many of the outperformers in the transportation sector, it was also helped by several underperformers that were not in the portfolio. Communications had only a modestly positive impact on relative performance.

What is your outlook for the equity markets and the essential services sectors?

As we head into the second half of the fiscal year, we expect that equity market performance may remain volatile. While most developed market economies have stabilized or are growing, there still are numerous political uncertainties that lie ahead. In the U.S., the success or failure of President Trump’s policy initiatives may be a significant driver of equity market direction. There will also be continued focus on the number of Federal Reserve (the ”Fed”) interest rate increases that may occur in the second half of the year. In Europe, the “hard” versus “soft” Brexit debate will continue, and equity market direction may be partly tied to trade and economic implications of the U.K. exit from the European Union. Upcoming elections in Germany and Italy also could have an impact on markets.

We have positioned the equity portion of the portfolio to reflect our outlook for each of the essential services sectors.

•	Energy – Energy remains our largest overweight. Our investments are focused on the general partners of the midstream pipeline companies. During the first quarter there were four different simplification transactions between parent companies and their master limited partnerships (“MLPs”). We believe these restructurings are further evidence of the sector repositioning itself to grow. Energy sector stocks should react positively as U.S. oil inventories fall in the second half of the year and refineries ramp back up for the summer driving season.

•	Communications – Our overweight position in communications is driven by our positive view on the tower model, both in the U.S., which is well developed, and Europe, which is emerging. U.S. tower companies continue to benefit from network investment by the carriers to support increased data and video usage. In Europe, the acquisition of new tower portfolios from carriers and rationalization of those portfolios provides the emerging tower companies with significant growth opportunities.

•	Utilities – We remain significantly underweight in the utility sector as several headwinds persist: potential for further Fed rate hikes, uncertainty around the timing and impact of Trump tax reform, muted sales growth, and political risks in Europe. U.S. water and local gas distribution companies are among the more favored industry groups as safety related capital spending bolsters fundamentals. Overall, our stock selection is focused on strategies buoyed by long-term rate-base growth, supportive regulation, and robust public policy-driven mandates.

•	Transportation – The slight overweight in transportation is driven by our favorable view on U.S. railroads and European toll roads. The U.S. railroads are leveraged to an improving economic environment and the potential for tax reform. European toll roads provide attractive long-term concession agreements, strong cash flows, and associated dividends. However, we remain watchful of the direction of eurozone economic trends.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

MAY 31, 2017

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

The Fund’s fixed income allocation seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet manages the fixed income portion of the Fund’s portfolio, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. Newfleet also manages the Fund’s options overlay strategy. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary is provided by the portfolio management team at Newfleet and covers the performance of the Fund from December 1, 2016 through May 31, 2017.

How did the global fixed income markets perform during the six-month period ended May 31, 2017?

Most spread sectors outperformed U.S. Treasuries during the six-month period ended May 31, 2017, and credit spreads tightened. The outlook for global growth remained favorable and the search for yield persisted. Within most sectors, longer duration assets and lower quality securities within each sector were key drivers of performance.

Post-U.S. election expectations of faster economic growth and rising inflation continued into 2017, as optimistic investors waited for clarity on President Trump’s fiscal policies. As the period progressed, support for the “Trump trade” weakened, as the new administration experienced setbacks with its aggressive agenda and visible opposition.

In widely anticipated moves, the Fed raised its target rate 25 basis points on two separate occasions during the last six months to a range of 0.75-1.00%.

During the six months, yields declined across the U.S. Treasury curve, and the curve flattened.

What factors affected the performance of the Fund’s fixed income portfolio during the period?

The outperformance of most fixed income credit sectors relative to U.S. Treasuries was the key positive contributor to the Fund’s performance.

The Fund’s allocations to corporate high yield, emerging market high yield, non-U.S. dollar, and Yankee high quality securities positively impacted performance during the period. Issue selection within the emerging market high yield and corporate high quality sectors also had a meaningful positive impact on performance.

The Fund’s exposure to structured finance sectors such as residential mortgage-backed securities and agency mortgages negatively impacted performance as those sectors underperformed during the period.

How did the Fund’s options overlay strategy perform over the period?

In early April 2016, the Fund added an options overlay strategy with the goal of increasing income and total return. This overlay strategy seeks to generate profits through the use of index-based, out-of-the-money put and call spreads. The strategy is adaptive to changes in the volatility environment, and is implemented using strict risk limits.

While the relatively range-bound market over the six-month period was generally beneficial to the strategy, the Fund experienced losses on three occasions, as market moves exceeded the expectations of

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

MAY 31, 2017

the options trading community. All three of these losses were due to market appreciation, instead of downward gap moves.

The options overlay strategy maintains maximum profitability when the S&P 500® Index remains range-bound over a one- to two-week period. The price range is responsive to the volatility environment (as measured by the CBOE Volatility Index® (“VIX® Index”), expanding as volatility rises and contracting when volatility compresses. In low volatility bull markets, such as we have seen over the past 12-18 months, the steady accumulation of daily gains can occasionally exceed the upper boundary of the price range set by the options overlay strategy.

In the aggregate, these three losses were relatively minor, and the vast majority of trades over the period were successful. The options overlay strategy made a positive contribution over the period, contributing 2.28% (gross of fees) in incremental income to the Fund.

What is your outlook for fixed income markets?

Our outlook for spread sectors remains positive. Modest growth in the economy, with the potential for upside, provides a supportive environment for credit markets. A continuation of still-low interest rates and expectations for gradual rate increases by the Fed may push out the credit cycle, extending a credit environment that is supportive for high yield in particular. Against this backdrop, the Fund’s overweight to spread sectors is based on sound and improving fundamentals, strong technicals, accommodative central banks, and attractive valuations in certain areas of the fixed income markets.

Beyond the unfolding of President Trump’s policies, we continue to closely monitor and anticipate global areas of concern. These include U.S. dollar strength, the path of oil prices, global economic growth, critical political elections, Brexit, and the eventual winding down of quantitative easing by the most influential central banks.

We continue to look for opportunities in all sectors of the bond market, striving to uncover any out-of-favor or undervalued sectors and securities. With strong demand for fixed income by investors and a supportive environment, spread sectors continue to offer attractive investment opportunities to investors searching for total return and yield. Some specific sectors where we see value are out-of-index/off-the-run asset-backed securities, non-agency residential mortgage-backed securities, corporate high yield bonds, high yield bank loans, and emerging market bonds.

Uncertainty in the current market environment creates opportunity. As our long-term performance record demonstrates, our process positions us well to take advantage of challenging situations.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

MAY 31, 2017

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying and may increase downside losses.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the fund’s NAV, which may increase the investor’s risk of loss.

Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to the risk of loss of principal; shares may decrease in value.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS TOTAL RETURN FUND INC.

MAY 31, 2017

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options as of May 31, 2017.

Asset Allocation

Common Stocks		62%
Utilities	25%
Industrials	20
Energy	11
All other common stock sectors	6
Corporate Bonds		19
Energy	5
Financials	3
Consumer Discretionary	3
All other corporate bond sectors	8
Mortgage Backed Securities		5
Foreign Government Securities		5
Loan Agreements		4
Asset-Backed Securities		1
Preferred Stocks		1
Other (includes Short-Term Investments)		3

		100%

Country Weightings

United States	60%
Canada	9
Spain	6
Australia	4
Italy	3
France	2
United Kingdom	2
Other	14

Total	100%

VIRTUS TOTAL RETURN FUND INC.

KEY INVESTMENT TERMS (Unaudited)

MAY 31, 2017

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brexit

A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.

Chicago Board Options Exchange (CBOE) Volatility Index

The Chicago Board Options Exchange (CBOE) Volatility Index (“VIX®”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Composite Index for Total Return Fund

A composite index which consists of 60% MSCI World Infrastructure Sector Capped Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The indices are unmanaged and their returns do not reflect any fees, expenses, or sales charges, and they are not available for direct investment.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE Developed Core Infrastructure 50/50 Index (net)

The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization weighted index that gives participants an industry defined interpretation of

VIRTUS TOTAL RETURN FUND INC.

KEY INVESTMENT TERMS (Unaudited) (Continued)

MAY 31, 2017

infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Gross Domestic Product (GDP)

The gross domestic product (GDP) represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs and the foreign trade balance.

MSCI World Index (net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure have a combined weight of the remaining one-third of the index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Payment-in-Kind (PIK)

A bond that pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

OUR PRIVACY COMMITMENT

Virtus Total Return Fund Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our website and/or other communications.

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—0.5%
U.S. Treasury Note 1.875%, 2/28/22	$335		$337
1.625%, 2/15/26	1,170		1,119
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $1,458)			1,456
FOREIGN GOVERNMENT SECURITIES—6.3%
Argentine Republic
5.625%, 1/26/22	155		162
7.500%, 4/22/26	725		803
6.875%, 1/26/27	290		309
Series NY 8.280%, 12/31/33	967		1,088
7.125%, 7/6/36	770		782
Bolivarian Republic of Venezuela
7.000%, 12/1/18	27		18
RegS 8.250%, 10/13/24(4)	610		289
RegS 7.650%, 4/21/25(4)	830		387
9.375%, 1/13/34	225		109
Dominican Republic 144A 6.875%, 1/29/26(3)	165		185
Federative Republic of Brazil
12.500%, 1/5/22	2,595	BRL	904
Treasury Note Series F, 10.000%, 1/1/23	710	BRL	224
8.500%, 1/5/24	1,365	BRL	411
Treasury Note Series F, 10.000%, 1/1/25	280	BRL	87
6.000%, 4/7/26	235		256
5.625%, 1/7/41	490		480
Kingdom of Bahrain 144A 7.000%, 10/12/28(3)	580		607
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	640		641
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	600		666
Provincia de Buenos Aires
144A 9.125%, 3/16/24(3)	375		428
144A 7.875%, 6/15/27(3)	275		290
Republic of Chile
5.500%, 8/5/20	100,500	CLP	158
Republic of Colombia
4.375%, 3/21/23	1,106,000	COP	351
3.875%, 4/25/27	260		263
9.850%, 6/28/27	1,050,000	COP	466

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	$440		$458
Republic of Ecuador 144A 9.650%, 12/13/26(3)	430		436
Republic of El Salvador 144A 6.375%, 1/18/27(3)	370		332
Republic of Ghana 144A 10.750%, 10/14/30(3)	255		319
Republic of Indonesia Series FR56, 8.375%, 9/15/26	4,365,000	IDR	359
Republic of South Africa
Series R203, 8.250%, 9/15/17	2,665	ZAR	203
Series R208, 6.750%, 3/31/21	4,635	ZAR	344
4.875%, 4/14/26	200		205
4.300%, 10/12/28	610		585
Republic of Turkey
6.250%, 9/26/22	425		465
7.375%, 2/5/25	585		685
4.875%, 10/9/26	1,165		1,163
6.000%, 3/25/27	200		215
4.875%, 4/16/43	435		394
Russian Federation
144A 7.850%, 3/10/18(3)	10,000	RUB	175
Series 6216 6.700%, 5/15/19	20,000	RUB	344
Sultanate of Oman 144A 4.750%, 6/15/26(3)(8)	655		659
Ukraine 144A 7.750%, 9/1/22(3)	195		196
144A 7.750%, 9/1/26(3)	565		553
United Mexican States
Series M, 6.500%, 6/9/22	11,394	MXN	591
4.150%, 3/28/27	265		274
4.750%, 3/8/44	12		12
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $19,564)			19,331
MORTGAGE-BACKED SECURITIES—7.2%
Agency—1.7%
FHLMC 3.500%, 4/1/46(8)	275		284
FNMA
3.000%, 11/1/45	240		241
3.000%, 12/1/45	246		248

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Agency (continued)
3.500%, 12/1/45(8)	$283	$292
3.500%, 1/1/46	186	192
3.500%, 1/1/46(8)	3,094	3,195
3.500%, 4/1/47	651	672

		5,124

Non-Agency—5.5%
Agate Bay Mortgage Trust 13-1, A1 144A 3.500%, 7/25/43(2)(3)	1,147	1,165
American Homes 4 Rent Trust
14-SFR2, C 144A 4.705%, 10/17/36(3)	390	415
15-SFR2, C 144A 4.691%, 10/17/45(3)	185	197
15-SFR1, A 144A 3.467%, 4/17/52(3)	173	180
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 4.433%, 6/25/33(2)	125	124
AMSR Trust
16-SFR1, C 144A 3.251%, 11/17/33(2)(3)	245	247
16-SFR1, D 144A 3.401%, 11/17/33(2)(3)	385	388
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(2)(3)	215	223
Banc of America Funding Trust
04-D, 5A1 3.545%, 1/25/35(2)	103	97
05-1, 1A1 5.500%, 2/25/35	13	13
Bank of America (Countrywide) Home Loan Mortgage Pass-Through-Trust 05-6, 2A1 5.500%, 4/25/35	61	60
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	124	128

	PAR VALUE	VALUE
Non-Agency (continued)
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust 15-200P, A 144A 3.218%, 4/14/33(3)	$395	$402
Bayview Opportunity Master Fund III b Trust 17-RN2, A1 144A 3.475%, 4/28/32(2)(3)	164	164
Bayview Opportunity Master Fund IV a Trust
16-SPL1, B1 144A 4.250%, 4/28/55(3)	400	414
17-SPL1, B1 144A 4.250%, 10/28/64(2)(3)	163	170
Bayview Opportunity Master Fund IV b Trust 17-SPL3, B1 144A 4.250%, 11/28/53(2)(3)	150	158
Citigroup Commercial Mortgage Trust 16-SMPL, A 144A 2.228%, 9/10/31(3)	440	437
Citigroup Mortgage Loan Trust, Inc.
05-5, 2A3 5.000%, 8/25/35	38	38
15-A, A1 144A 3.500%, 6/25/58(2)(3)	124	126
Colony Starwood Homes Trust 16-2A, C 144A 3.158%, 12/17/33(2)(3)	505	505
COLT Mortgage Loan Trust 17-1, A3 144A 3.074%, 5/27/47(2)(3)	102	103
Credit Suisse Commercial Mortgage-Backed Trust 06-08, 3A1 6.000%, 10/25/21	62	58
Credit Suisse First Boston Mortgage Securities Corp. 03-AR30, 5A1 3.254%, 1/25/34(2)	170	172
Credit Suisse Mortgage Loan Trust 15-1, B4 144A 3.894%, 5/25/45(2)(3)	96	90
Deephaven Residential Mortgage Trust 17-1A, A2 144A 2.928%, 12/26/46(2)(3)	92	92

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 16-DNA2, M2 3.224%, 10/25/28(2)	$750	$766
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.382%, 12/15/34(2)(3)	140	143
Galton Funding Mortgage Trust 17-1, A21 144A 3.500%, 7/25/56(3)	274	278
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	42	42
GSR Mortgage Loan Trust 06-1F, 2A4 6.000%, 2/25/36	60	53
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	266	268
Home Equity Mortgage Trust 05-2, M7 2.704%, 7/25/35(2)	257	254
Jefferies Resecuritization Trust 14-R1, 2A1 144A 4.000%, 12/27/37(3)	40	40
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 04-5, 3A1 3.412%, 6/25/34(2)	559	563
JPMorgan Chase Commercial Mortgage Securities Trust 07-LDPX, AM 5.464%, 1/15/49(2)	209	209
JPMorgan Chase Mortgage Trust
14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	111	115
16-1, M2 144A 3.740%, 4/25/45(2)(3)	368	376
16-2, M2 144A 3.699%, 12/25/45(2)(3)	389	397
16-1, A3 144A 3.500%, 5/25/46(3)	254	259
16-5, A1 144A 2.605%, 12/25/46(2)(3)	547	547

	PAR VALUE	VALUE
Non-Agency (continued)
MASTR Alternative Loan Trust
04-4, 6A1 5.500%, 4/25/34	$77	$80
04-6, 7A1 6.000%, 7/25/34	202	200
Mill City Mortgage Loan Trust 16-1, M1 144A 3.150%, 4/25/57(2)(3)	125	123
Morgan Stanley Capital Barclays Bank Trust 16-MART, A 144A 2.200%, 9/13/31(3)	650	644
Motel 6 Trust 15-MTL6, D 144A 4.532%, 2/5/30(3)	125	126
New Residential Mortgage Loan Trust
14-1A, A 144A 3.750%, 1/25/54(2)(3)	161	166
16-3A, A1 144A 3.750%, 9/25/56(2)(3)	212	219
16-4A, B1A 144A 4.500%, 11/25/56(3)	628	656
17-2A, A3 144A 4.000%, 3/25/57(2)(3)	238	247
One Market Plaza Trust 17-1MKT, A 144A 3.614%, 2/10/32(3)	355	372
Resecuritization Pass-Through Trust 05-8R, A5 6.000%, 10/25/34	71	71
Residential Asset Mortgage Products, Inc. 04-SL4, A3 6.500%, 7/25/32	65	66
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	126	127
Sequoia Mortgage Trust 14-2, A1 144A 4.000%, 7/25/44(2)(3)	41	42
Structured Asset Securities Corp. 03-AL1, A 144A 3.357%, 4/25/31(3)	95	94
Towd Point Mortgage Trust
15-1, A2 144A 3.250%, 10/25/53(2)(3)	220	220

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
15-6, M1 144A 3.750%, 4/25/55(2)(3)	$300	$302
15-5, A2 144A 3.500%, 5/25/55(2)(3)	160	163
15-2, 1M1 144A 3.250%, 11/25/60(2)(3)	1,065	1,057
Tricon American Homes Trust 16-SFR1, C 144A 3.487%, 11/17/33(3)	635	632
Vericrest Opportunity Loan Trust LLC
XXXV 16-NPL9, A1 144A 3.500%, 9/25/46(2)(3)	281	282
16-NP11, A1 144A 3.500%, 10/25/46(2)(3)	161	162
XXII 15-NPL4, A1 144A 3.500%, 2/25/55(2)(3)	47	48
Wells Fargo Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	185	187

		16,762
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $21,918)		21,886
ASSET-BACKED SECURITIES—1.7%
BCC Funding XIII LLC 16-1, D 144A 4.780%, 8/20/22(3)	460	455
Carnow Auto Receivables Trust 16-1A, D 144A 7.340%, 11/15/21(3)	175	176
Centre Point Funding LLC 12-2A,1 144A 2.610%, 8/20/21(3)	397	392
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(3)	49	50
Drug Royalty III LP 1 16-1A, A 144A 3.979%, 4/15/27(3)	426	429
Exeter Automobile Receivables Trust
15-2A, C 144A 3.900%, 3/15/21(3)	185	189

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
16-3A, B 144A 2.840%, 8/16/21(3)	$440	$443
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	209	210
First Investors Auto Owner Trust 16-2A, C 144A 2.530%, 7/15/22(3)	760	754
Flagship Credit Auto Trust
15-1, D 144A 5.260%, 7/15/21(3)	415	430
14-1, E 144A 5.710%, 8/16/21(3)	150	154
LEAF Receivables Funding 10 LLC 15-1, E2 144A 6.000%, 6/15/23(3)	110	108
Mariner Finance Issuance Trust 17-AA, A 144A 3.620%, 2/20/29(3)	260	262
TGIF Funding LLC 17-1A, A2 144A 6.202%, 4/30/47(3)	375	414
Trip Rail Master Funding LLC 14-1A, A1 144A 2.863%, 4/15/44(3)	362	357
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	110	110
VSE VOI Mortgage LLC 16-A, A 144A 2.540%, 7/20/33(3)	370	369
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $5,264)		5,302
CORPORATE BONDS AND NOTES—25.6%
Consumer Discretionary—3.6%
Altice Financing S.A. 144A 7.625%, 2/15/25(3)	200	219
American Greetings Corp. 144A 7.875%, 2/15/25(3)	100	107
Beazer Homes USA, Inc.
5.750%, 6/15/19	70	74
144A 6.750%, 3/15/25(3)	250	261
Brookfield Residential Properties, Inc. 144A 6.125%, 7/1/22(3)	65	67
Cablevision Systems Corp. 5.875%, 9/15/22	345	359

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(12)	$69	$84
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	195	202
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	675	734
CalAtlantic Group, Inc. 5.250%, 6/1/26	225	232
Century Communities, Inc. 144A 5.875%, 7/15/25(3)	375	376
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	545	550
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(3)	355	362
Dana Financing Luxembourg S.a.r.l. 144A 5.750%, 4/15/25(3)	125	131
Diamond Resorts International, Inc. 144A 7.750%, 9/1/23(3)	15	16
Eldorado Resorts, Inc. 144A 6.000%, 4/1/25(3)	40	42
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	160	167
Goodyear Tire & Rubber Co. (The) 4.875%, 3/15/27	150	151
Hertz Corp. 144A 7.625%, 6/1/22(3)	115	115
Hilton Worldwide Finance LLC
144A 4.625%, 4/1/25(3)	70	72
144A 4.875%, 4/1/27(3)	45	47
Horton (D.R.), Inc. 4.750%, 2/15/23	315	341
iHeartCommunications, Inc. 9.000%, 12/15/19	130	103
International Game Technology plc 144A 6.250%, 2/15/22(3)	520	565

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Landry’s, Inc. 144A 6.750%, 10/15/24(3)	$145	$150
Laureate Education, Inc. 144A 8.250%, 5/1/25(3)	85	90
M/I Homes, Inc. 6.750%, 1/15/21	70	74
McGraw-Hill Global Education Holdings LLC 144A 7.875%, 5/15/24(3)	300	294
MDC Holdings, Inc. 5.500%, 1/15/24	120	128
Meritor, Inc. 6.750%, 6/15/21	180	187
NCL Corp., Ltd. 144A 4.750%, 12/15/21(3)	375	387
PetSmart, Inc. 144A 8.875%, 6/1/25(3)	200	199
Pinnacle Entertainment, Inc. 144A 5.625%, 5/1/24(3)	205	213
QVC, Inc. 5.125%, 7/2/22(8)	365	387
Scientific Games International, Inc.
6.625%, 5/15/21	370	368
144A 7.000%, 1/1/22(3)	60	64
Signet UK Finance plc 4.700%, 6/15/24(8)	400	384
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(3)	95	96
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)(8)	345	368
Toll Brothers Finance Corp.
5.625%, 1/15/24	110	119
4.875%, 11/15/25(8)	140	146
TRI Pointe Group, Inc. 5.875%, 6/15/24	215	226
Vista Outdoor, Inc. 5.875%, 10/1/23	370	376
VTR Finance BV 144A 6.875%, 1/15/24(3)	600	640
Wyndham Worldwide Corp. 4.500%, 4/1/27	265	273
Ziggo Bond Finance BV 144A 6.000%, 1/15/27(3)	200	202
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(3)	185	188

		10,936

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Staples—0.9%
Cumberland Farms, Inc. 144A 6.750%, 5/1/25(3)	$175	$184
Dole Food Co., Inc. 144A 7.250%, 6/15/25(3)	295	307
ESAL GmbH 144A 6.250%, 2/5/23(3)	430	395
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	165	163
MARB BondCo plc 144A 7.000%, 3/15/24(3)	315	311
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	165	170
Post Holdings, Inc. 144A 5.000%, 8/15/26(3)	380	384
Safeway, Inc. 7.250%, 2/1/31	250	245
Tops Holding LLC 144A 8.000%, 6/15/22(3)	605	511

		2,670

Energy—6.6%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(3)	223	232
Alta Mesa Holdings LP 144A 7.875%, 12/15/24(3)	245	258
American Midstream Partners LP 144A 8.500%, 12/15/21(3)	235	241
Anadarko Finance Co. Series B 7.500%, 5/1/31	165	213
Antero Resources Corp. 5.625%, 6/1/23	265	274
Archrock Partners LP 6.000%, 10/1/22	445	447
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	210	217
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	420	411
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	460	518
Chesapeake Energy Corp. 144A 8.000%, 6/15/27(3)	370	363

	PAR VALUE	VALUE

Energy (continued)
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21(11)	$200	$86
Concho Resources, Inc. 5.500%, 4/1/23	130	135
CONSOL Energy, Inc. 5.875%, 4/15/22	350	347
Continental Resources, Inc. 4.500%, 4/15/23	185	182
Crestwood Midstream Partners LP 6.250%, 4/1/23	275	287
Denbury Resources, Inc. 5.500%, 5/1/22	160	117
Ecopetrol S.A.
5.875%, 9/18/23	145	159
5.375%, 6/26/26(8)	875	903
Encana Corp.
3.900%, 11/15/21	150	156
8.125%, 9/15/30(8)	220	288
Energy Transfer Equity LP 5.875%, 1/15/24	475	509
EP Energy LLC
9.375%, 5/1/20	105	95
6.375%, 6/15/23	95	69
144A 8.000%, 11/29/24(3)	270	281
FTS International, Inc. 6.250%, 5/1/22	60	53
Gazprom Neft OAO (Via GPN Capital) 144A 6.000%, 11/27/23(3)(6)(8)	635	696
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	240	254
Holly Energy Partners LP 144A 6.000%, 8/1/24(3)	20	21
HollyFrontier Corp. 5.875%, 4/1/26(8)	415	447
Kinder Morgan, Inc. 7.750%, 1/15/32	500	642
Laredo Petroleum, Inc.
7.375%, 5/1/22	360	372
6.250%, 3/15/23	70	70
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	625	644
Matador Resources Co. 6.875%, 4/15/23	385	406
MEG Energy Corp. 144A 6.500%, 1/15/25(3)	170	167

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE

CORPORATE BONDS AND NOTES (continued)
Energy (continued)
MPLX LP 4.875%, 12/1/24(8)	$315	$338
NGL Energy Partners LP 5.125%, 7/15/19	396	399
Noble Holding International Ltd. 7.750%, 1/15/24	190	169
Nustar Logistics LP 5.625%, 4/28/27	185	194
Oasis Petroleum, Inc. 6.875%, 1/15/23	425	429
Occidental Petroleum Corp. 4.400%, 4/15/46	285	296
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)(11)	211	84
Parker Drilling Co. 7.500%, 8/1/20	520	484
Peabody Securities Finance Corp. 144A 6.000%, 3/31/22(3)	30	30
Petrobras Global Finance BV
5.375%, 1/27/21	400	411
8.375%, 5/23/21	165	186
8.750%, 5/23/26	790	921
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)	665	264
Petroleos Mexicanos
4.875%, 1/24/22(8)	330	344
6.875%, 8/4/26(8)	895	1,004
6.500%, 6/2/41(8)	330	332
PHI, Inc. 5.250%, 3/15/19	50	46
Range Resources Corp. 144A 5.000%, 3/15/23(3)	105	103
Regency Energy Partners LP
5.875%, 3/1/22	145	162
5.000%, 10/1/22	120	131
Rosneft Oil Co. 144A 4.199%, 3/6/22(3)(6)	440	445
RSP Permian, Inc. 144A 5.250%, 1/15/25(3)	345	352
Sabine Oil & Gas Corp. 7.250%, 6/15/19(9)(11)(15)	190	1
SM Energy Co.
6.125%, 11/15/22	155	153

	PAR VALUE		VALUE

Energy (continued)
6.500%, 1/1/23	$260		$257
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	500		554
State Oil Co. of the Azerbaijan Republic 6.950%, 3/18/30	345		375
Summit Midstream Holdings LLC 5.750%, 4/15/25	45		46
Sunoco LP 6.375%, 4/1/23	205		219
Transocean, Inc.
144A 9.000%, 7/15/23(3)	195		205
6.800%, 3/15/38	145		113
Ultra Resources, Inc.
144A 6.875%, 4/15/22(3)	17		17
144A 7.125%, 4/15/25(3)	85		85
Weatherford International Ltd. 144A 9.875%, 2/15/24(3)	140		158
YPF S.A. 144A 8.500%, 3/23/21(3)	310		349

			20,216

Financials—4.6%
Akbank TAS 144A 7.500%, 2/5/18(3)	600	TRY	165
Allstate Corp. (The) 5.750%, 8/15/53(2)(5)(8)	430		468
Ally Financial, Inc. 5.750%, 11/20/25	455		474
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	200		229
Ares Capital Corp. 3.625%, 1/19/22	155		156
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	400		417
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(8)	500		551
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)(8)	505		538
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)(8)	280		308
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(2)(3)(8)	410		452

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE		VALUE

CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Bancolombia S.A. 5.125%, 9/11/22(8)	$360		$377
Bank of America Corp. 4.200%, 8/26/24	328		341
Bonos del Banco Central de Chile en Pesos 4.500%, 6/1/20	40,000	CLP	63
Brookfield Finance LLC 4.000%, 4/1/24	189		195
Citigroup, Inc. 4.600%, 3/9/26(8)	190		200
Citizens Financial Group, Inc. 5.500%, 12/29/49(2)(5)	135		141
Compass Bank 3.875%, 4/10/25	425		423
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)(8)	350		351
Eurasian Development Bank 144A 4.767%, 9/20/22(3)(8)	640		667
FS Investment Corp. 4.750%, 5/15/22(8)	310		318
Genworth Holdings, Inc. 4.900%, 8/15/23	110		90
GrupoSura Finance S.A. 144A 5.500%, 4/29/26(3)(8)	475		510
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	404		415
ICAHN Enterprises LP
6.000%, 8/1/20	195		201
5.875%, 2/1/22	330		340
iStar, Inc.
5.000%, 7/1/19	295		299
6.000%, 4/1/22	65		66
Jefferies Group LLC 4.850%, 1/15/27	50		53
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)(8)	630		689
Leucadia National Corp. 5.500%, 10/18/23	220		237
Lincoln National Corp. 3.196%, 4/20/67(2)(5)(8)	130		115
Morgan Stanley 3.125%, 7/27/26	230		224

	PAR VALUE	VALUE

Financials (continued)
Navient Corp.
7.250%, 9/25/23	$125	$132
6.750%, 6/25/25	245	247
OM Asset Management plc 4.800%, 7/27/26(8)	315	320
Powszechna Kasa Oszczednosci Bank Polski S.A. 144A 4.630%, 9/26/22(3)(6)(8)	235	251
Prudential Financial, Inc.
5.875%, 9/15/42(2)(8)	275	305
5.625%, 6/15/43(2)(5)(8)	165	179
Springleaf Finance Corp.
5.250%, 12/15/19	270	278
6.125%, 5/15/22	100	104
TC Ziraat Bankasi AS 144A 5.125%, 5/3/22(3)	250	251
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	160	160
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	400	409
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(3)	305	306
Vnesheconombank 144A 6.025%, 7/5/22(3)	200	217
Voya Financial, Inc. 5.650%, 5/15/53(2)(8)	685	721

		13,953

Health Care—1.7%
Becton Dickinson & Co.
3.363%, 6/6/24	80	80
3.700%, 6/6/27	470	470
Change Healthcare Holdings LLC 144A 5.750%, 3/1/25(3)	45	46
Community Health Systems, Inc.
6.875%, 2/1/22	180	161
6.250%, 3/31/23	75	78
Concordia International Corp. 144A 9.000%, 4/1/22(3)	120	90

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE

CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
Eagle Holding Co. II, LLC PIK, Interest Capitalization 144A 7.625%, 5/15/22(3)(17)	$195	$202
Endo Finance LLC 144A 6.000%, 7/15/23(3)(8)	520	482
Envision Healthcare Corp. 144A 6.250%, 12/1/24(3)	105	113
HCA, Inc. 5.375%, 2/1/25	210	221
Hill-Rom Holdings, Inc. 144A 5.000%, 2/15/25(3)	164	169
inVentiv Group Holdings, Inc. 144A 7.500%, 10/1/24(3)	255	279
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	230	233
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	345	370
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(3)	425	408
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	280	300
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(3)	70	68
Tenet Healthcare Corp.
5.500%, 3/1/19	150	154
144A 7.500%, 1/1/22(3)	25	27
8.125%, 4/1/22	240	254
Teva Pharmaceutical Finance III BV 4.100%, 10/1/46	305	268
Valeant Pharmaceuticals International, Inc.
144A 6.375%, 10/15/20(3)	240	226
144A 7.500%, 7/15/21(3)	70	65
144A 5.625%, 12/1/21(3)	65	56
144A 6.500%, 3/15/22(3)	30	32
144A 5.875%, 5/15/23(3)	305	250
144A 7.000%, 3/15/24(3)	25	26

		5,128

Industrials—2.2%
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	260	261

	PAR VALUE	VALUE

Industrials (continued)
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(3)(8)	$44	$46
Carpenter Technology Corp. 4.450%, 3/1/23(8)	460	473
Doric Nimrod Air Alpha Pass-Through-Trust 13-1, A 144A 5.250%, 5/30/23(3)(8)	261	272
DP World Ltd. 144A 6.850%, 7/2/37(3)(8)	310	371
Embraer Netherlands Finance BV 5.400%, 2/1/27	120	124
GATX Corp. 3.250%, 9/15/26	30	29
Great Lakes Dredge & Dock Corp 144A 8.000%, 5/15/22(3)	220	224
Hawaiian Airlines Pass-Through Certificates 13-1, B 4.950%, 1/15/22	574	583
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	245	230
KAR Auction Services, Inc. 144A 5.125%, 6/1/25(3)	80	82
Latam Finance Ltd 144A 6.875%, 4/11/24(3)	370	372
Masco Corp. 5.950%, 3/15/22	300	341
Navistar International Corp. 8.250%, 11/1/21	265	269
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	30	32
Owens Corning 3.400%, 8/15/26	100	99
Park Aerospace Holdings Ltd.
144A 5.250%, 8/15/22(3)	135	142
144A 5.500%, 2/15/24(3)	175	185
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	635	643
Pitney Bowes, Inc. 3.875%, 5/15/22	177	177
Prime Security Services Borrower LLC 144A 9.250%, 5/15/23(3)	220	241

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE

CORPORATE BONDS AND NOTES (continued)
Industrials (continued)
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	$160	$169
TransDigm, Inc.
6.000%, 7/15/22	290	301
6.500%, 5/15/25	155	161
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	539	581
United Airlines Pass-Through Trust 14-1, B 4.750%, 4/11/22	114	118
Wheels Up Finance I LLC 7.702%, 6/1/24(2)(9)	196	195

		6,721

Information Technology—0.5%
Blackboard, Inc. 144A 9.750%, 10/15/21(3)	114	111
CommScope Technologies LLC 144A 5.000%, 3/15/27(3)	55	55
Dell International LLC
144A 5.450%, 6/15/23(3)	55	60
144A 6.020%, 6/15/26(3)	55	61
144A 8.100%, 7/15/36(3)	110	138
Rackspace Hosting, Inc. 144A 8.625%, 11/15/24(3)	655	701
Radiate Holdco LLC 144A 6.625%, 2/15/25(3)	365	374

		1,500

Materials—2.9%
AK Steel Corp.
7.500%, 7/15/23	60	65
7.000%, 3/15/27	315	318
Aleris International, Inc. 144A 9.500%, 4/1/21(3)	132	139
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)(8)	725	772
Alpha 3 BV 144A 6.250%, 2/1/25(3)	50	51
ArcelorMittal 6.125%, 6/1/25	520	589
Ardagh Packaging Finance plc 144A 7.250%, 5/15/24(3)	200	219

	PAR VALUE	VALUE

Materials (continued)
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(3)(5)(8)	$400	$453
BlueScope Steel Finance Ltd. 144A 6.500%, 5/15/21(3)	390	414
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	55	57
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	315	321
Fortescue Metals Group Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)(8)	225	259
Freeport-McMoRan, Inc.
3.550%, 3/1/22	155	146
3.875%, 3/15/23(8)	240	224
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)(8)	300	323
Glencore Funding LLC 144A 4.000%, 3/27/27(3)	315	311
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	500	515
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	420	444
NOVA Chemicals Corp. 144A 4.875%, 6/1/24(3)	120	120
OCP SA 144A 5.625%, 4/25/24(3)	350	379
Owens-Brockway Glass Container, Inc. 144A 6.375%, 8/15/25(3)	285	315
Reynolds Group Issuer, Inc. 144A 7.000%, 7/15/24(3)	425	458
Rusal Capital DAC 144A 5.125%, 2/2/22(3)	315	316
Severstal OAO Via Steel Capital S.A. 144A 3.850%, 8/27/21(3)(6)(8)	315	320
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)(8)	310	335
Summit Materials LLC (Summit Materials Finance Corp.) 144A 5.125%, 6/1/25(3)	75	76
Vale Overseas Ltd. 5.875%, 6/10/21(8)	350	377
Vedanta Resources plc 144A 6.000%, 1/31/19(3)	435	448

		8,764

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE		VALUE

CORPORATE BONDS AND NOTES (continued)
Real Estate—0.7%
CoreCivic, Inc. 5.000%, 10/15/22	$100		$104
EPR Properties
4.750%, 12/15/26	175		180
4.500%, 6/1/27	200		201
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	375		384
Hospitality Properties Trust 4.950%, 2/15/27	80		84
MPT Operating Partnership LP 5.500%, 5/1/24(8)	290		305
Physicians Realty LP 4.300%, 3/15/27	265		270
Select Income REIT 4.500%, 2/1/25(8)	345		347
Uniti Group, Inc. (Communications Sales & Leasing, Inc.) 144A 7.125%, 12/15/24(3)	325		327

			2,202

Telecommunication Services—1.1%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	240		256
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	99
AT&T, Inc.
4.250%, 3/1/27	155		160
5.250%, 3/1/37	50		52
4.800%, 6/15/44(8)	185		178
CenturyLink, Inc. Series Y 7.500%, 4/1/24	190		209
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	500		476
Frontier Communications Corp.
6.250%, 9/15/21	230		216
10.500%, 9/15/22	370		364
GTH Finance BV 144A 7.250%, 4/26/23(3)	425		473
Qwest Corp. 7.250%, 9/15/25	70		78
Sprint Communications, Inc. 6.000%, 11/15/22	415		443

	PAR VALUE	VALUE

Telecommunication Services (continued)
Zayo Group LLC 6.375%, 5/15/25	$170	$183

		3,187

Utilities—0.8%
AmeriGas Partners LP 5.500%, 5/20/25	185	188
Dynegy, Inc. 7.375%, 11/1/22(8)	340	336
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	200	210
Ferrellgas Partners LP
144A 8.625%, 6/15/20(3)	50	49
6.750%, 6/15/23	255	248
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	635	608
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	505	567
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)(8)	69	67
TerraForm Power Operating LLC 144A 6.375%, 2/1/23(2)(3)	225	234
Vistra Operations Company LLC (Texas Competitive Electric Holdings Co. LLC) 144A 11.500%, 10/1/20(3)(9)(11)(15)	125	—(14)

		2,507
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $76,914)		77,784
LOAN AGREEMENTS(2)—4.7%
Consumer Discretionary—1.0%
Advantage Sales & Marketing, Inc.
Tranche B-2, First Lien, 4.420%, 7/23/21	155	154
Second Lien, 7.545%, 7/25/22	227	223
Affinity Gaming LLC 4.545%, 7/1/23	299	302
Bass Pro Group LLC 6.147%, 12/15/23	365	355
Caesars Entertainment Operating Co., Inc.
Tranche B-4, 1.50%, 10/31/17(12)	34	42

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE

LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
Tranche B-6, 0.750%, 3/1/20(12)	$62	$73
0.000%, 4/4/24(16)	65	65
Caesars Entertainment Resort Properties LLC Tranche B 4.545%, 10/11/20	492	495
Caesars Growth Properties Holdings LLC Tranche 2017, First Lien, 3.795%, 5/8/21	293	295
Floor & Decor Outlets of America, Inc. Tranche B-1, 4.550%, 9/30/23	54	54
Gateway Casinos & Entertainment Ltd. Tranche B-1, 4.794%, 2/22/23	45	46
Harbor Freight Tools USA, Inc. 4.295%, 8/18/23	202	203
Las Vegas Sands LLC Refinancing Term, 3.050%, 3/29/24	284	285
Laureate Education, Inc. Tranche 2024 5.545%, 4/26/24	259	260
Leslies Poolmart, Inc. Tranche B-1, 4.833%, 8/16/23	69	69
Playa Resorts Holding B.V. 4.170%, 4/29/24	55	55
U.S. Farathane LLC Tranche B-3, 5.147%, 12/23/21	103	104
UFC Holdings LLC Tranche, First Lien, 4.260%, 8/18/23	244	245

		3,325

Consumer Staples—0.4%
Albertson’s LLC 2016-2,Tranche B-4 4.045%, 8/25/21	385	388

	PAR VALUE	VALUE

Consumer Staples (continued)
Amplify Snack Brands, Inc. 6.500%, 9/2/23	$218	$217
Chobani LLC First Lien, 5.295%, 10/10/23	99	100
Galleria Co. Tranche B, 4.000%, 9/29/23	49	49
JBS USA Lux S.A. 3.495%, 10/30/22	70	69
Kronos, Inc. Second Lien, 9.420%, 11/1/24	126	131
Milk Specialties Co. 5.147%, 8/16/23	135	137
TKC Holdings, Inc. First Lien, 4.843%, 2/1/23	90	91

		1,182

Energy—0.3%
California Resources Corp. 11.375%, 12/31/21	95	106
Chesapeake Energy Corp. Tranche A, 8.686%, 8/23/21	29	31
Contura Energy, Inc. 6.080%, 3/18/24	230	228
Jonah Energy LLC Second Lien, 7.545%, 5/12/21	109	107
Peabody Energy Corp. 2017, 5.500%, 3/31/22	130	131
Seadrill Operating LP 4.147%, 2/21/21	354	245
Ultra Resources, Inc. 4.000%, 4/12/24	160	160

		1,008

Financials—0.4%
Avolon TLB Borrower 1 U.S. LLC Tranche B-2, 3.760%, 3/21/22	5	5
Focus Financial Partners LLC 0.000%, 5/22/24(16)	45	45
Lonestar Intermediate Super Holdings LLC 10.045%, 8/31/21	295	306

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE

LOAN AGREEMENTS (continued)
Financials (continued)
Walter Investment Management Corp. Tranche B, 4.795%, 12/18/20	$424	$387

		743

Health Care—0.6%
21st Century Oncology Holdings, Inc. Tranche B, 7.275%, 4/30/22(19)	32	30
American Renal Holdings, Inc. Tranche B, First Lien, 4.750%, 9/20/19	37	37
Change Healthcare Holdings, Inc. 3.795%, 3/1/24	110	111
CHG Healthcare Services, Inc. Tranche, First Lien, 4.856%, 6/7/23	311	315
HLF Financing S.a.r.l. Senior Lien, 6.545%, 2/15/23	95	96
Inventiv Group Holdings, Inc. 4.952%, 11/9/23	308	310
lasis Healthcare LLC Tranche B-3, 5.250%, 2/17/21	15	15
MMM Holdings, Inc. 10.250%, 6/30/19	32	31
MPH Acquisition Holdings LLC 4.897%, 6/7/23	46	46
MSO of Puerto Rico, Inc. 10.250%, 6/30/19	23	23
NVA Holdings, Inc. Second Lien, 8.147%, 8/14/22	307	311
Quorum Health Corp. 7.795%, 4/29/22	181	181
U.S. Renal Care, Inc. First Lien, 5.397%, 12/30/22	343	336

		1,842

	PAR VALUE	VALUE

Industrials—0.6%
84 Lumber Co. 6.779%, 10/25/23	$497	$503
GW Honos Security Corp. (Garda Garda World Security Corp.) 5.043%, 5/12/24	100	101
Husky Injection Molding Systems Ltd. 4.295%, 6/30/21	75	76
Navistar, Inc. Tranche B, 5.000%, 8/7/20	308	313
PAE Holding Corp. First Lien, 6.545%, 10/20/22	170	172
Sedgwick Claims Management Services, Inc. Second Lien, 6.952%, 2/28/22	430	432
Zodiac Pool Solutions LLC First Lien, 5.647%, 12/20/23	140	141

		1,738

Information Technology—0.6%
Applied Systems, Inc. Second Lien, 7.647%, 1/24/22	55	55
Blackboard, Inc. Tranche B-4, First Lien, 6.158%, 6/30/21	439	441
Donnelley Financial Solutions, Inc. Tranche B, 5.000%, 9/29/23	31	31
Everi Payments, Inc. Tranche B, 5.560%, 5/9/24	110	111
First Data Corp. 2022-C, 4.029%, 7/8/22	220	221
Mitchell International, Inc. Second Lien, 8.672%, 10/11/21	83	84
Presidio LLC Tranche B, First Lien, 4.398%, 2/2/22	298	302
Rackspace Hosting, Inc. Tranche B, First Lien, 4.605%, 11/3/23	173	174

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE

LOAN AGREEMENTS (continued)
Information Technology (continued)
Sungard Availability Services Capital, Inc. Tranche B, 6.044%, 3/29/19	$260	$257
Veritas US, Inc. Tranche B-1, 6.772%, 1/27/23	358	359

		2,035

Materials—0.5%
Anchor Glass Container Corp.
First Lien, 4.272%, 12/7/23	121	122
Second Lien, 8.810%, 12/7/24	129	131
Berry Plastics Corp. Tranche L, 3.244%, 1/6/21	181	182
CPG International, Inc. 4.897%, 5/5/24	175	176
CPI Acquisition, Inc. First Lien, 5.834%, 8/17/22	492	440
Ineos U.S. Finance LLC Tranche 2022 3.795%, 3/31/22	11	11
MacDermid, Inc. Tranche B-5, 4.545%, 6/7/20	99	100
New Arclin U.S. Holdings Corp. First Lien, 5.670%, 2/14/24	130	132
Omnova Solutions, Inc. Tranche B-2, 5.295%, 8/25/23	385	389
PQ Corp. Tranche B-1, 5.295%, 11/4/22	28	28

		1,711

Real Estate—0.0%
Capital Automotive LP Tranche B, Second Lien, 7.029%, 3/24/25	140	144

	PAR VALUE		VALUE

Utilities—0.2%
APLP Holdings LP 5.295%, 4/13/23	$141		$141
Helix Gen Funding LLC Tranche 0.000%, 3/9/24(16)	10		10
Talen Energy Supply LLC 5.050%, 4/15/24	180		170
Vistra Operations Company LLC 3.792%, 8/4/23	186		185
Tranche C, 3.795%, 8/4/23	42		42

			548
TOTAL LOAN AGREEMENTS (Identified Cost $14,133)			14,276

	SHARES
PREFERRED STOCKS—1.5%
Energy—0.1%
PTT Exploration & Production PCL Series Y, 144A, 4.875%(2)(3)(8)	435	(7)	446

Financials—1.1%
Citigroup, Inc.
Series J, 7.125%(2)	21,800		653
Series T, 6.250%(2)	655	(7)	716
JPMorgan Chase & Co. Series Z, 5.300%(2)	35	(7)	36
KeyCorp Series D, 5.000%(2)	95	(7)	96
M&T Bank Corp. Series F, 5.125%(2)(8)	175	(7)	179
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)(8)	305	(7)	308
PNC Financial Services Group, Inc. (The) Series S, 5.000%(2)(8)	395	(7)	403
SunTrust Bank, Inc. 5.625%(2)	55	(7)	58

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	SHARES		VALUE

PREFERRED STOCKS (continued)
Financials (continued)
Wells Fargo & Co. Series K, 7.980%(2)(8)	415	(7)	$430
Zions Bancorp 6.950%(2)	17,485		511

			3,390

Industrials—0.2%
General Electric Co. Series D, 5.000%(2)(8)	657	(7)	693
TOTAL PREFERRED STOCK (Identified Cost $4,422)			4,529
COMMON STOCKS—81.4%
Energy—13.9%
Antero Midstream GP LP(10)	101,065		2,232
Enbridge, Inc.	182,804		7,040
Kinder Morgan, Inc.	434,031		8,142
Linn Energy, Inc.(10)	2,741		84
ONEOK, Inc.	66,115		3,285
Pacific Exploration and Production Corp.(10)	837		24
Pembina Pipeline Corp.	86,690		2,770
Plains GP Holdings LP Class A	84,372		2,250
Tallgrass Energy GP LP	88,060		2,269
Targa Resources Corp.	49,625		2,279
TransCanada Corp.	178,138		8,275
Williams Cos., Inc. (The)	130,154		3,722

			42,372

Industrials—27.1%
Abertis Infraestructuras SA	424,987		7,775
Aena SA	34,934		7,052
Aeroports de Paris	29,550		4,516
Atlantia SpA	469,429		13,067
Auckland International Airport Ltd.	1,156,556		5,728
Canadian National Railway Co.	66,500		5,149
CSX Corp.	124,385		6,738
Ferrovial SA	134,523		3,031

	SHARES	VALUE

Industrials (continued)
Flughafen Zuerich AG Registered Shares	19,979	$4,951
Norfolk Southern Corp.	23,600	2,927
Transurban Group	1,679,121	15,371
Union Pacific Corp.	28,500	3,143
Vinci SA	34,571	3,019

		82,467

Real Estate—5.7%
American Tower Corp.	76,130	9,987
Crown Castle International Corp.	73,850	7,507

		17,494

Telecommunication Services—2.1%
Cellnex Telecom SA	171,030	3,583
TELUS Corp.	85,662	2,913

		6,496

Utilities—32.6%
ALLETE, Inc.	31,955	2,345
American Electric Power Co., Inc.	97,390	6,991
American Water Works Co., Inc.	65,380	5,111
Aqua America, Inc.	71,185	2,327
Atmos Energy Corp.	50,350	4,195
Black Hills Corp.	46,595	3,240
CenterPoint Energy, Inc.	66,815	1,912
CMS Energy Corp.	67,685	3,209
Dominion Resources, Inc.	71,863	5,804
DTE Energy Co.	48,980	5,364
Edison International	41,480	3,384
Emera, Inc.	74,920	2,672
Exelon Corp.	49,230	1,788
Fortis, Inc.	74,610	2,456
Iberdrola SA	354,353	2,825
National Grid plc	416,287	5,844
NextEra Energy, Inc.	82,010	11,600
NiSource, Inc.	143,705	3,746
ONE Gas, Inc.	27,165	1,919
PG&E Corp.	93,695	6,407
Sempra Energy	69,335	8,077
Spire, Inc.	29,700	2,104
Vectren Corp.	45,300	2,779
Vistra Energy Corp.	2,084	31

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS (continued)
Utilities (continued)
Xcel Energy, Inc.	62,285	$2,984

		99,114
TOTAL COMMON STOCKS (Identified Cost $226,445)		247,943

	CONTRACTS
PURCHASED OPTIONS—0.1%
Call Options—0.0%
S&P 500® Index expiration 6/2/17 strike price $2,485	1,040	3
S&P 500® Index expiration 6/7/17 strike price $2,500	568	6
S&P 500® Index expiration 6/9/17 strike price $2,510	1,062	11
S&P 500® Index expiration 6/14/17 strike price $2,510	572	11

		31

Put Options—0.1%
S&P 500® Index expiration 6/2/17 strike price $2,265	1,040	11
S&P 500® Index expiration 6/7/17 strike price $2,290	568	31
S&P 500® Index expiration 6/9/17 strike price $2,310	1,062	101
S&P 500® Index expiration 6/14/17 strike price $2,280	572	74

		217
TOTAL PURCHASED OPTIONS—0.1%
(Premiums Received $546)		248

	SHARES	VALUE

RIGHTS—0.0%
Vistra Energy Corp.(9)	2,084	$2
TOTAL RIGHTS (Identified Cost $2)		2
SHORT-TERM INVESTMENT—3.0%
Money Market Mutual Fund—3.0%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.6942)(18)	9,194,912	9,195
TOTAL SHORT-TERM INVESTMENT (Identified Cost $9,195)		9,195
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—132.0%
(Identified Cost $379,861)		401,952(1)(13)

	CONTRACTS
WRITTEN OPTIONS—(0.2)%
Call Options—(0.0)%
S&P 500® Index expiration 6/2/17 strike price $2,435	1,040	(26)
S&P 500® Index expiration 6/7/17 strike price $2,450	568	(17)
S&P 500® Index expiration 6/9/17 strike price $2,460	1,062	(22)
S&P 500® Index expiration 6/14/17 strike price $2,460	572	(48)

		(113)

Put Options—(0.2)%
S&P 500® Index expiration 6/2/17 strike price $2,315	1,040	(19)
S&P 500® Index expiration 6/7/17 strike price $2,340	568	(45)
S&P 500® Index expiration 6/9/17 strike price $2,360	1,062	(208)

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

	CONTRACTS	VALUE

WRITTEN OPTIONS (continued)
Put Options (continued)
S&P 500® Index expiration 6/14/17 strike price $2,330	572	$(177)

		(449)
TOTAL WRITTEN OPTIONS—(0.2)% (Premiums Received $1,195)		(562	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—131.8%
(Identified Cost $378,666)		401,390
Other assets and liabilities, net—(31.8)%		(96,932)

NET ASSETS—100.0%		$304,458

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association (“Fannie Mae”)
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at May 31, 2017, see Note 12 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at May 31, 2017.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, these securities amounted to a value of $64,302 or 21.1% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Interest payments may be deferred.
(6)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(7)	Value shown as par value.
(8)	All or a portion of the security is segregated as collateral for written options.
(9)	Illiquid security.
(10)	Non-income producing.
(11)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(12)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(13)	All or a portion of the portfolio segregated as collateral for borrowings.
(14)	Amount is less than $500.
(15)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(16)	This loan will settle after May 31, 2017, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(17)	100% of the income received was in cash.
(18)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(19)	Security in default, interest payments are being received during the bankruptcy proceedings.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of May 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at May 31, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$5,302	$—	$5,302	$—
Corporate Bonds and Notes	77,784	—	77,588	196
Foreign Government Securities	19,331	—	19,331	—
Loan Agreements	14,276	—	14,222	54
Mortgage-Backed Securities	21,886	—	21,886	—
U.S. Government Securities	1,456	—	1,456	—
Equity Securities:
Common Stock	247,943	247,943	—	—
Preferred Stocks	4,529	1,163	3,366	—
Purchased Options	248	248	—	—
Rights	2	—	—	2
Short-Term Investment	9,195	9,195	—	—

Total Investments before Written Options	$401,952	$258,549	$143,151	$252

Written Options	$(562)	$(562)	$—	$—

Total Investments Net of Written Options	$401,390	$257,987	$143,151	$252

There were no securities transferred between Level 1 and Level 2 related to securities held at May 31, 2017.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Total	Corporate Bonds and Notes		Loan Agreements	Rights
Balance as of November 30, 2016:	$203	$200		$1	$2
Accrued discount/(premium)	— (e)	—	(e)	— (e)	—
Realized gain (loss)	(62)	—	(e)	(62)	—
Change in unrealized appreciation (depreciation)(c)	63	1		62	—
Purchases	157	36		119	2
Sales(b)	(109)	(41)		(66)	(2)
Transfers into Level 3(a)(d)	—	—	(e)	—	—
Transfers from Level 3(a)(d)	—	—		—	—

Balance as of May 31, 2017	$252	$196	(f)	$54	$2

(a)	“Transfers into and/or from” represent the ending value as of May 31, 2017, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. The change in unrealized appreciation (depreciation) on investments still held at May 31, 2017 was $1.
(d)	The transfers are due to increase and/or (decrease) in trading activities at period end.
(e)	Amount is less than $500.
(f)	Includes internally fair valued securities.

Some of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

MAY 31, 2017

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $379,861)	$401,952
Foreign currency at value (Identified cost $14)	14
Cash	312
Deposits with prime broker	7,131
Segregated cash for options	222
Receivables
Investment securities sold	704
Dividends and interest	2,684
Tax reclaims	116
Prepaid expenses	48
Prepaid directors’ retainer	37

Total assets	413,220

Liabilities
Written options at value (Premiums received $1,195) (Note 3)	562
Payables
Borrowings (Note 8)	105,000
Investment securities purchased	2,664
Investment advisory fees	291
Administration and accounting fees	23
Printing fees and expenses	99
Transfer agent fees and expenses	32
Professional fees	53
Interest payable on borrowings	6
Other accrued expenses	32

Total liabilities	108,762

Net Assets	$304,458

Net Assets Consist of:
Common stock ($0.10 par value 200,000,000 shares authorized)	$2,266
Capital paid in on shares of beneficial interest	335,850
Accumulated undistributed net investment income (loss)	(1,583)
Accumulated undistributed net realized gain (loss)	(54,794)
Net unrealized appreciation (depreciation) on investments	22,086
Net unrealized appreciation (depreciation) on written options	633

Net Assets	$304,458

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 22,660,409	$13.44

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENT OF OPERATIONS (Unaudited)

SIX MONTHS ENDED MAY 31, 2017

($ reported in thousands)

Investment Income
Dividends	$3,484
Interest	2,488
Foreign taxes withheld	(189)
Less return of capital distributions	(290)

Total investment income	5,493

Expenses
Investment advisory fees	1,055
Administration and accounting fees	166
Professional fees	286
Printing fees and expenses	276
Directors’ fees and expenses	119
Custodian fees	35
Transfer agent fees and expenses	32
Miscellaneous expenses	45

Total expenses before interest expense	2,014
Interest expense on borrowings (Note 8)	573

Total expenses after interest expense	2,587
Less Administration fees waived	(43)
Earnings credit from custodian	(4)

Net expenses	2,540

Net investment income (loss)	2,953

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	7,242
Net realized gain (loss) on foreign currency transactions	5
Net realized gain (loss) on written options	8,512
Net change in unrealized appreciation (depreciation) on investments	11,426
Net change in unrealized appreciation (depreciation) on foreign currency translations	3
Net change in unrealized appreciation (depreciation) on written options	400

Net realized and unrealized gain (loss) on investments	27,588

Net increase (decrease) in net assets resulting from operations	$30,541

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended May 31, 2017 (Unaudited)		Year Ended November 30, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,953		$4,380
Net realized gain (loss)	15,759		6,433
Net change in unrealized appreciation (depreciation)	11,829		227

Increase (decrease) in net assets resulting from operations	30,541		11,040

From Distributions to Shareholders
Net investment income	(4,395	)(1)	(10,986)

Decrease in net assets from distributions to shareholders	(4,395)		(10,986)

From Capital Share Transactions
Plan of reorganization (Note 11)	205,317	(2)	—
Payments for tendered shares (Note 7)	(53,513)		—

Increase (decrease) in net assets from capital share transactions	151,804		—

Net increase (decrease) in net assets	177,950		54

Net Assets
Beginning of period	126,508		126,454

End of period	$304,458		$126,508

Accumulated undistributed net investment income (loss) at end of period	$(1,583)		$(141)

Supplemental—Other Information:
Capital share transactions were as follows:
Common Shares outstanding at beginning of period	27,466,109		27,466,109
Common Shares issued from plan of reorganization (Note 11)	6,180,744		—
Common Shares tendered (Note 7)	(10,986,444)		—

Common Shares outstanding at end of period	22,660,409		27,466,109

(1)	Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of May 31, 2017, we estimate that 29% of distributions will represent net investment income, 43% will represent long-term capital gains and 28% will represent return of capital. Also refer to inside front cover for information on the Managed Distribution Plan. See Notes to Financial Statements.
(2)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the Fund (f/k/a The Zweig Fund, Inc.). The activity in the table presented above is for the accounting survivor, DCA, for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. See Note 11 Plan of Reorganization in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENT OF CASH FLOWS (Unaudited)

FOR THE SIX MONTHS ENDED MAY 31, 2017

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$30,541

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used by) operating activities:
Proceeds from sales and paydowns of long-term investments	156,032
(Increase) Decrease in investment securities sold receivable	8,138
Purchases of long-term investments	(83,884)
Increase (Decrease) in investment securities purchased payable	(5,082)
Net (purchases) or sales of short-term securities	(6,144)
Net (purchases) or sales in purchased options	(4,517)
Net purchases or (sales) in written options	8,343
Net change in unrealized (appreciation) depreciation on investments	(11,826)
Net realized (gains) loss from sales on investments	(15,754)
Return of capital distributions on investments	156
Amortization of premium and accretion of discounts on investments	23
(Increase) Decrease in deposits with prime broker	(3,888)
(Increase) Decrease in segregated cash	(132)
(Increase) Decrease in tax reclaims receivable	(27)
(Increase) Decrease in dividends and interest receivable	43
(Increase) Decrease in prepaid expenses	(23)
(Increase) Decrease in prepaid trustee retainer	24
Increase (Decrease) in affiliated expenses payable	(47)
Increase (Decrease) in non-affiliated expenses payable	(45)

Cash provided by (used for) operating activities	71,931

Cash provided by (used for) financing activities:
Cash payments to reduce borrowings	(15,500)
Cash distributions paid to shareholders	(5,277)
Payments for tendered shares (Note 7)	(53,513)
Increase in cash overdraft from plan of reorganization	(699)

Cash provided by (used for) financing activities:	(74,989)

Net increase (decrease) in cash	(3,058)

Cash:
Cash and foreign currency at beginning of period	3,384

Cash and foreign currency at end of period	$326

Cash paid during the period for interest	$616

Noncash transactions from plan of reorganization:
Borrowings	$73,500
Investment in securities, identified cost	$273,080
Written options, premiums received	$888

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Six Months Ended May 31, 2017 (Unaudited)(9)		Year Ended November 30, 2016(9)	Fiscal Period Ended(8) November 30, 2015(9)		Year Ended December 31, 2014(9)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$11.78		$11.76	$12.99		$12.37

Income from investment operations:
Net Investment Income/(Loss)(2)	0.12		0.41	0.46		0.82
Net Realized and Unrealized Gain/(Loss)	2.01		0.63	(0.67)		0.72

Total from investment operations	2.13		1.04	(0.21)		1.54

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.51)		(1.02)	(1.02)		(0.92)

Total Dividends and Distributions to Shareholders	(0.51)		(1.02)	(1.02)		(0.92)

Fund Share Transactions (Note 7)
Anti-Dilutive impact of tender offer	0.04		—	—		—

Net Asset Value, End of Period	$13.44		$11.78	$11.76		$12.99

Market Price, End of Period(3)	$12.09		$11.17	$9.87		$11.55

Total Return, Net Asset Value(4)	19.38	%(7)	10.09%	(0.92	)%(6)	13.59%
Total Return, Market Value(1)	13.20	%(7)	24.37%	(6.56	)%(6)	21.98%
Net Assets, End of Period (000’s)	$304,458		$126,508	$126,454		$139,630

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses after interest expense and before expense waivers and earnings credits to Average Net Assets(5)	2.83	%(7)(10)	2.33%	1.97	%(7)	1.93%
Ratio of Net Expenses to Average Net Assets(5)	2.78	%(7)(10)	2.33%	1.97	%(7)	1.93%
Ratio of Net Investment Income/ (Loss) to Average Net Assets	3.23	%(7)	3.44%	3.90	%(7)	6.31%
Portfolio Turnover Rate	37	%(6)	60%	32	%(6)	33%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$105,000		$47,000	$43,500		$50,500
Asset Coverage for Loan Outstanding, End of Period	390%		369%	389%		377%

(1)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(2)	Calculated based on average shares outstanding.
(3)	Closing Price – New York Stock Exchange.
(4)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31(1)
	2013(9)	2012(9)	2011(9)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$11.32	$10.38	$10.12

Income from investment operations:
Net Investment Income/(Loss)(2)	0.51	0.48	0.46
Net Realized and Unrealized Gain/(Loss)	1.08	1.05	0.18

Total from investment operations	1.59	1.53	0.64

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.54)	(0.59)	(0.38)

Total Dividends and Distributions to Shareholders	(0.54)	(0.59)	(0.38)

Net Asset Value, End of Period	$12.37	$11.32	$10.38

Market Price, End of Period(3)	$10.25	$9.89	$8.95

Total Return, Net Asset Value(4)	15.02%	16.05%	6.73%
Total Return, Market Value(5)	9.08%	17.60%	5.61%
Net Assets, End of Period (000’s)	$132,857	$121,681	$111,490

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	2.01%	1.99%	1.38%
Ratio of Net Expenses to Average Net Assets(5)	2.01%	1.99%	1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.42%	4.51%	4.42%
Portfolio Turnover Rate	42%	43%	138%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$50,500	$42,500	N/A
Asset Coverage for Loan Outstanding, End of Period	360%	386%	N/A

(5)	Ratio of total expenses, before interest expense on the line of credit, was 2.20% for the period ended May 31, 2017 and 1.87% for the year ended November 30, 2016, 1.61% for the fiscal period ended November 30, 2015, and 1.58%, 1.62% and 1.61%, for the periods ending December 31, 2014, 2013, and 2012, respectively.
(6)	Not Annualized.
(7)	Annualized.
(8)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(9)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the Fund (f/k/a The Zweig Fund, Inc.). The activity in the table presented above is for the accounting survivor, Virtus Total Return Fund (DCA), for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.391206. See Note 11 Plan of Reorganization in the Notes to Financial Statements.
(10)	The Fund incurred certain non-recurring merger and tender offer costs in 2017. When excluding these costs, the Ratio of Total Expenses after interest expense and before expense waivers and earnings credits to Average Net Assets would be 2.44%, the Ratio of Net Expenses to Average Net Assets would be 2.39% and the Ratio of Net Investment Income / (Loss) to Average Net Assets would be 3.62%.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

MAY 31, 2017

Note 1. Organization

Virtus Total Return Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund’s investment objective is capital appreciation, with income as a secondary objective.

Note 2. Significant Accounting Policies

The significant accounting policies consistently followed by the Fund in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors of the Fund (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed quarterly by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded-funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the- counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded with the character of the distributions as designated by the underlying funds.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes:

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of May 31, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

The Fund has a Managed Distribution Plan which currently provides for the Fund to make a quarterly distribution of $0.361 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Foreign Currency Translation:

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

F.	Earnings Credit and Interest

Through arrangements with the Fund’s custodian, the Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credits from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statements of Operations for the period, as applicable.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At May 31, 2017, all loan agreements held by the Fund were assignment loans.

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying open- and closed-end funds in which the Fund invests.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value,” and written options are reported as a liability within “Written options at value” in the Statement of Assets and Liabilities. Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The Fund had transactions in written options for the period ended May 31, 2017, as follows:

	Calls		Puts
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Written Options outstanding at November 30, 2016	1,302	$80	1,302	$396
Options written	25,084	1,901	25,084	7,757
Options transferred from merger	2,225	158	2,225	731
Options closed	(22,947)	(1,722)	(21,999)	(6,898)
Options expired	(2,422)	(232)	(3,370)	(976)
Options exercised	—	—	—	—

Written Options outstanding at May 31, 2017	3,242	$185	3,242	$1,010

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities at May 31, 2017:

Assets: Purchased options at value	$248 (1)
Liabilities: Written options at value	(562)

Net asset (liability) balance	$(314)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations at May 31, 2017.

Net realized gain (loss) on purchased options. .	$(4,613	)(2)
Net realized gain (loss) on written options	8,512
Net change in unrealized appreciation (depreciation) on purchased options	(209	)(3)
Net change in unrealized appreciation (depreciation) on written options	400

Total realized and unrealized gain (loss) on purchased and written options	$4,090

(1) Amount included in Investment in securities at value.

(2) Amount included in Net realized gain (loss) on investments.

(3) Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period ended May 31, 2017, the average daily premiums paid by the Fund for purchased options were $297 and the average daily premiums received by the Fund for written options were $632.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

Note 4. Investment Advisory Fees and Other Transactions with Affiliates

($ reported in thousands)

A.	Investment Advisory Fee:

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

The Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the management of the Fund’s portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, of 0.85% of the Fund’s average daily managed assets. The Fund’s “managed assets” are equal to the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of creating financial leverage).

B.	Subadvisers

Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio, and Newfleet Asset Management LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion and the options overlay strategy of the Fund’s portfolio. The subadvisers manage the investments of the Fund for which they are paid a fee by the Adviser.

C.	Administration Services:

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator a monthly asset-based fee calculated on the Fund’s average daily managed assets. On December 1, 2016, the Board of the Fund approved an amendment to the Administration Agreement, pursuant to which the fee paid by the Fund increased effective December 2, 2016.

In addition, the Board approved a new Sub-Administration and Accounting Services Agreement, whereby the Fund will pay a monthly asset-based fee calculated on the Fund’s average daily managed assets. Previously, the sub-administration fee was paid directly by Virtus Fund Services.

Virtus Fund Services has contractually committed, for a period of two years from December 2, 2016 to waive receipt of a portion of its fee, to offset the fee increases to the Fund. The waiver is calculated on the Fund’s average daily managed assets and is paid monthly. The administration fee, sub-administration fees and administration fee waiver are all reported in the Statement of Operations.

D.	Directors Fee:

For the period ended May 31, 2017, the Fund incurred director fees totaling $109, which are included in the Statement of Operations.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

E.	Affiliated Shareholder:

At May 31, 2017, Virtus Partners, Inc. (a wholly-owned subsidiary of Virtus) held 733,554 shares of the Fund, which represent 3.24% of shares of common stock outstanding. The shares were purchased on April 28, 2017 at a price of $12.34 per share.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the period ended May 31, 2017, were as follows:

Purchases	Sales
$58,918	$129,797

The purchases and sales of long-term U.S. Government and agency securities for the period ended May 31, 2017 were as follows:

Purchases	Sales
$24,966	$26,235

Note 6. Indemnifications

Under the Fund’s organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 7. Capital Stock and Reinvestment Plan; Repurchase Program; Dividend Distributions; Tender Offers

At May 31, 2017, the Fund had one class of common stock, par value $0.10 per share, of which 200,000,000 shares are authorized and 22,660,409 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2016 and May 31, 2017, there were no shares issued pursuant to the Plan.

Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. Since the inception of the program through the period ended May 31, 2017, the Fund has repurchased 12.9% of its shares outstanding.

On February 15, 2017, DCA announced the commencement of a 40% tender offer (10,986,443.69 shares) at a price equal to 99% of the DCA’s net asset value per share on the expiration date of the offer. The tender offer expired on March 15, 2017, at which time

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $4.8708 per share, which represented a price equal to 99 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 15, 2017. As a result of the tender offer, $53,513 (reported in thousands) was distributed to shareholders and there was an accretion of $0.04 to the net asset value per share of all the outstanding shares after the close of the tender offer.

Note 8. Borrowings

($ reported in thousands)

On December 23, 2016, the Fund entered into a new Credit Agreement (the “Agreement”), replacing its previous agreement, with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $105,000,000 (“Commitment Amount”). On February 28, 2017, the Board approved and the Bank agreed to increase the commitment amount to $130,000,000 to be effective contemporaneously with the reorganization (See Note 11). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the period ended May 31, 2017. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and approval of the Board. The Agreement can also be converted to a 179 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

For the period ended May 31, 2017, the average daily borrowings under the Agreement and the weighted daily average interest rate were $65,060 and 1.66%, respectively. At May 31, 2017, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$105,000	1.90%

Note 9. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 10. Regulatory Matters and Litigation

From time to time, the Adviser, DPIM, Newfleet and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 11. Plan of Reorganization

($ reported in thousands)

On March 7, 2017, the shareholders of Virtus Total Return Fund (the “Merged Fund”) and the shareholders of the Fund approved an Agreement and Plan of Reorganization of the Merged Fund into the Fund, pursuant to which the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Merged Fund in exchange for an equal aggregate value of the Fund’s shares. The Fund is the legal surviving entity in the reorganization, while the Merged Fund is the accounting survivor or continuing portfolio for purposes of financial and performance history in the post-reorganization fund.

Each shareholder of the Merged Fund received shares of the Fund equal to the net asset value of their Merged Fund shares, as determined at the close of business on March 31, 2017. The purpose of the reorganization was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Fund Complex, while simultaneously creating economies of scale for the surviving Fund with the intent to lower Fund expenses. The reorganization was accomplished by a tax-free exchange of shares and was effective on April 3, 2017. The share transactions associated with the reorganization are as follows:

Merged Fund Shares Outstanding	Shares Converted to the Fund	Merged Fund Total Net Assets	Conversion Ratio
16,479,666	6,446,947	$81,640	0.391206

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

The net assets and composition of net assets for the Fund on March 31, 2017, were as follows:

The Fund’s Net Assets	Common Stock ($0.10 par value 200,000,000 shares authorized)	Capital paid in on shares of beneficial interest	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
$205,317	$1,621	$201,829	$(10,044)	$7,943	$3,968

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately after the acquisition amounted to $286,957.

Assuming the acquisition had been completed on December 1, 2016, the beginning of the annual reporting period of the Fund, the pro forma results of operations for the period ended May 31, 2017 would have been as follows:

Net investment income (loss)	$4,268	(a)
Net realized and unrealized gain (loss) on investments	$47,950	(b)

Net increase (decrease) in assets from operations	$52,218

(a)	$3,370, as reported in the Statement of Operations, plus $898 Net Investment Income from the Fund pre-reorganization.
(b)	$31,556, as reported in the Statement of Operations, plus $16,394 Net Realized and Unrealized Gain (Loss) on Investments from the Fund pre-reorganization.

Because the Fund and the Merged Fund have been managed as an integrated single fund since the acquisition was completed, it is also not feasible to separate the income/(losses) and gains/(losses) of the Merged Fund that have been included in the Fund’s Statement of Operations since March 31, 2017.

Note 12. Federal Income Tax Information

($ reported in thousands)

At May 31, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$379,680	$29,572	$(7,400)	$22,172
Written Options	(1,195)	(652)	19	562

Note 13. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The Fund held securities considered to be illiquid at May 31, 2017, with an aggregate value of $198 representing 0.06% of the Fund’s net assets.

At May 31, 2017, the Fund did not hold any securities that are both illiquid and restricted.

Note 14. Recent Accounting Pronouncement

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. Certain of these amendments relate to Regulation S-X which sets forth the requisite form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompany notes.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following subsequent events that require recognition or disclosure in these financial statements.

On May 26, 2017, the Fund announced the commencement of a 5% tender offer (1,133,020.45 shares) at a price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on June 23, 2017. The Fund purchased the maximum number of shares covered by the offer price of $13.1908 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on June 23, 2017. As a result of the tender offer, payment was made on June 30, 2017, at which time 1,133,020.45 shares outstanding were retired.

On June 7, 2017, the Fund announced the quarterly distribution of $0.361 per share to shareholders of record on July 13, 2017. The distribution has an ex-dividend date of July 11, 2017 and will be paid on July 20, 2017.

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information, shareholders may contact the above- referenced toll-free number.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser, DPIM and Newfleet vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Virtus Total Return Fund Inc. was held on June 6, 2017. The meeting was held for purposes of electing two (2) nominees to the Board of Directors for a three-year term, or until a successor has been duly elected and qualified.

The results were as follows:

Election of Directors	Votes For	Votes Withheld
R. Keith Walton	16,392,375	1,267,230
Brian T. Zino	16,376,111	1,283,495

Based on the foregoing, R. Keith Walton and Brian T. Zino were re-elected to the Board of Directors. The Fund’s other Directors who continue in office are George R. Aylward, Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr. and William H. Wright II (advisory member).

VIRTUS TOTAL RETURN FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Directors

George R. Aylward

Philip R. McLoughlin, Chairman

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory Member

Officers

George R. Aylward, President and Chief Executive Officer

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Sullivan & Worcester LLP

1666 K Street, NW

7th Floor

Washington, DC 20006

This report is transmitted to the shareholders of Virtus Total Return Fund Inc. for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus. com

or visit Virtus.com.

8524	07-17

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Randle L. Smith, CFA, senior portfolio manager and senior analyst at Duff & Phelps Investment Management Co., a subadviser to the fund, retired as co-portfolio manager of the fund, effective June 30, 2017. Connie M. Luecke, CFA, senior portfolio manager, of Duff & Phelps and David L. Albrycht, CFA, chief investment officer, Newfleet Asset Management, LLC, will continue as the fund’s co-portfolio managers. Duff & Phelps and Newfleet are subadvisers of the fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 2016	0	$0	0	1,473,841
January 2017	0	$0	0	1,473,841
February 2017	0	$0	0	1,473,841
March 2017	0	$0	0	1,473,841
April 2017	0	$0	0	1,473,841
May 2017	0	$0	0	1,473,841
Total	0	$0	0	1,473,841

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced: 3/13/12 and expanded 9/19/12 and 2/10/14
b.	The dollar amount (or share or unit amount) approved: 4,392,838
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund Inc. (fka The Zweig Fund, Inc.)

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 8/4/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)
Date 8/4/2017
By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 8/4/2017

*	Print the name and title of each signing officer under his or her signature.